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                                                                     EXHIBIT 3.3

                             AMERICHOICE CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



Number                                                         Shares
A                                                              COMMON STOCK
COMMON STOCK                                                   CUSIP 03062M 20 9

                       SEE REVERSE FOR CERTAIN DEFINITIONS


                This Certifies that _________________________________________

                Is the owner of _____________________________________________

                FULLY PAID and NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF AMERICHOICE CORPORATION

        transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provision of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Jess E. Sweely               [SEAL]            /s/ Anthony Welters
SECRETARY                                          CHAIRMAN, PRESIDENT AND CHIEF
                                                   EXECUTIVE OFFICER

        COUNTERSIGNED AND REGISTERED:  [                         ]

                                        TRANSFER AGENT AND REGISTRAR
                                        BY
                                            AUTHORIZED OFFICER



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                             AMERICHOICE CORPORATION

        THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

        The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -     as tenants in common               UNIF TRANS MIN ACT - ___ Custodian ___
TEN ENT    -     as tenants by the entireties                          (Cust)        (Minor)
JT TEN     -     as joint tenants with right of     Under the Uniform Transfers to Minors Act
                 Survivorship and not as tenants    __________________
                 in common                                (State)


        Additional abbreviations may also be used though not in the above list.

                FOR VALUE RECEIVED, _____________________________________Hereby
                                              (Name of Assignor)

sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
                IDENTIFYING NUMBER OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


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shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:                                      X___________________________________



SIGNATURE(S) GUARANTEED:                    X___________________________________


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                                             NOTICE: The signature(s) to this
                                             assignment must correspond with the
                                             named(s) as written upon the face
                                             of the certificate in every
                                             particular, without alteration or
                                             enlargement or any change whatever.

---------------------------------------
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO
S.E.C. RULE 17Ad 15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.